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                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF THE COMPANY


     Set forth below is a list of subsidiaries of the Company. Such companies are incorporated or organized in the jurisdictions indicated. CBS Radio, Inc. and Infinity Media Corporation are each incorporated under the laws of Delaware and are direct wholly owned subsidiaries of the Company.



                                                               PERCENTAGE OF
                                                                VOTING STOCK
                                            JURISDICTION OF     OWNED BY THE
NAME OF CORPORATION                          INCORPORATION        COMPANY
-------------------                         ---------------     ------------
The following companies are direct or
indirect subsidiaries of CBS Radio, Inc.:

     ARS Acquisition II, Inc.                  Delaware            100.00

     Radio Systems of Miami, Inc.              Delaware            100.00

     Radio Systems of Philadelphia, Inc.       Delaware            100.00

     CBS Radio License Inc.                    Delaware            100.00

     Professional Broadcasting,                Virginia            100.00
     Incorporated

     EZ Charlotte, Inc.                        Virginia            100.00

     EZ Kansas City, Inc.                      Virginia            100.00

     EZ New Orleans, Inc.                      Virginia            100.00

     EZ Philadelphia, Inc.                     Virginia            100.00

     EZ Pittsburgh, Inc.                       Virginia            100.00

     EZ Sacramento, Inc.                       Virginia            100.00

     EZ Seattle, Inc.                          Virginia            100.00

     EZ St. Louis, Inc.                        Virginia            100.00


The following companies are direct or
indirect subsidiaries of Infinity Media
Corporation:

     13 Radio Corporation                      Delaware            100.00

     Hemisphere Broadcasting Corporation       Delaware            100.00

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                                                                               2


Hit Radio, Inc.                                   New York       100.00

C&W Land Corporation                              New Jersey     100.00

Infinity Broadcasting Corporation of              Delaware       100.00
Atlanta

Infinity Broadcasting Corporation of              Delaware       100.00
Boston

Infinity Broadcasting Corporation of              Delaware       100.00
California

Infinity Broadcasting Corporation of              Delaware       100.00
Chicago

Infinity Broadcasting Corporation of              Delaware       100.00
Dallas

Infinity Broadcasting Corporation of              Delaware       100.00
Dallas II

Infinity Broadcasting Corporation of              Delaware       100.00
Detroit

Infinity Broadcasting Corporation of              Delaware       100.00
Florida

Infinity Broadcasting Corporation of              Delaware       100.00
Glendale

Infinity Broadcasting Corporation of              Delaware       100.00
Illinois

Infinity Broadcasting Corporation of              Delaware       100.00
Los Angeles

Infinity Broadcasting Corporation of              Delaware       100.00
Maryland

Infinity Broadcasting Corporation of              New York       100.00
Baltimore

Infinity WLIF, Inc.                               Maryland       100.00

Infinity WLIF-AM, Inc.                            Maryland       100.00

Infinity WPGC (AM), Inc.                          Delaware       100.00

Infinity Broadcasting Corporation of              Delaware       100.00
Michigan

Infinity Broadcasting Corporation of              Delaware       100.00
New York

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
Infinity Broadcasting Corporation of       Delaware            100.00
Northern California

Infinity KFRC-FM, Inc.                     Delaware            100.00

Infinity Broadcasting Corporation of       Pennsylvania        100.00
Pennsylvania

Infinity Broadcasting Corporation of       Delaware            100.00
Philadelphia

Infinity Broadcasting Corporation of       Delaware            100.00
San Francisco

Infinity Broadcasting Corporation of       Delaware            100.00
Tampa

Infinity Broadcasting Corporation of       Delaware            100.00
Texas

Infinity Broadcasting Corporation of       Delaware            100.00
Washington

Infinity Broadcasting Corporation of       Delaware            100.00
Washington, D.C.

Infinity Holdings Corporation of           Delaware            100.00
Chesapeake

Infinity Broadcasting Corporation of       Delaware            100.00
Chesapeake

Infinity of Chesapeake Licensee            Delaware            100.00
Corporation

Infinity Holdings Corporation of Ft.       Delaware            100.00
Worth

Infinity Broadcasting Corporation of       Delaware            100.00
Ft. Worth

Infinity of Ft. Worth Licensee             Delaware            100.00
Corporation

Infinity Holdings Corporation of           Delaware            100.00
Georgia

Infinity Broadcasting Corporation of       Delaware            100.00
Georgia

Infinity of Georgia Licensee               Delaware            100.00
Corporation

Infinity Holdings Corporation of           Delaware            100.00
Massachusetts

Infinity WOAZ-FM, Inc.                 Massachusetts  100.00

Infinity Holdings Corporation of       Delaware       100.00
Orlando

Infinity KOAI-FM Holdings              Delaware       100.00
Corporation

Infinity KOAI-FM Licensee              Delaware       100.00
Corporation

Infinity Network, Inc.                 Delaware       100.00

Infinity Ventures, Inc.                Delaware       100.00

Sagittarius Broadcasting Corporation   New York       100.00

The Audio House, Inc.                  California     100.00

UCGI, Inc.                             Delaware       100.00

TMRG, Inc.                             Delaware       100.00

TDI Worldwide, Inc.                    Delaware       100.00

The following companies are direct or
indirect subsidiaries of TDI
Worldwide, Inc.:

     Transportation Displays           Delaware       100.00
     Incorporated

     Washington Transit                Washington     100.00
     Advertising, Inc.

     Washington Outdoor                Washington     100.00
     Advertising, Inc.

     TDI International                 Delaware       100.00

     Outdoor Media Network, Inc.       California     100.00

     TDI Metro Ltd.                    Ireland         51.00

     Roadshow Advertising Ltd.         Ireland        100.00

     Metro Poster Advertising Ltd.     Ireland        100.00

     LDI Limited                       UK             100.00

     TDI Advertising Ltd.              UK             100.00

     TDI Transit Advertising Ltd.      UK             100.00

     TDI Buses Limited                 UK             100.00

     Outdoor Images Ltd.               UK             100.00

     TDI Mail Holdings Limited         UK              75.00

     TDI (BP) Limited                  UK             100.00


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
     Metrobus Advertising Limited       UK          100.00

     TDI (FB) Limited                   UK          100.00

     Ripple Vale Holdings, Limited      Virgin      100.00
                                          Islands

     Sky Blue Investments, Limited      Jersey      100.00
     Jersey

     TDI Metro (NI) Limited             UK          100.00